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                                                                  EXHIBIT 10.5


                           PARADYNE ACQUISITION CORP.

                 1999 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

             ADOPTED BY THE BOARD OF DIRECTORS _______________, 1999
                 APPROVED BY STOCKHOLDERS _______________, 1999

                      EFFECTIVE DATE: _______________, 1999
                     TERMINATION DATE: _______________, 2009

1.       PURPOSES.

         (A) ELIGIBLE OPTION RECIPIENTS. The persons eligible to receive Options are the Non-Employee Directors of the Company.

         (B) AVAILABLE OPTIONS. The purpose of the Plan is to provide a means by which Non-Employee Directors may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Nonstatutory Stock Options.

         (C) GENERAL PURPOSE. The Company, by means of the Plan, seeks to retain the services of its Non-Employee Directors, to secure and retain the services of new Non-Employee Directors and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

2.       DEFINITIONS.

         (A) "AFFILIATE" means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

         (B) "ANNUAL GRANT" means an Option granted annually to all Non-Employee Directors who meet the specified criteria pursuant to subsection 6(b) of the Plan.

         (C) "ANNUAL MEETING" means the annual meeting of the stockholders of the Company.

         (D)      "BOARD" means the Board of Directors of the Company.

         (E)      "CODE" means the Internal Revenue Code of 1986, as amended.

         (F)      "COMMON STOCK" means the common stock of the Company.

         (G) "COMPANY" means Paradyne Acquisition Corp., a Delaware corporation.

         (H) "CONSULTANT" means any person, including an advisor, (i) engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services or (ii) who is a member of the Board of Directors of an Affiliate. However, the term "Consultant" shall not include (i) Directors of the Company who are not compensated by the Company for their services as Directors; (ii) Directors of the Company who are merely paid a director's fee by the Company for their services as Directors; or (iii) persons with respect to


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whom Form S-8 under the Securities Act is not available to register the offer and sale of the Company's securities.

         (I) "CONTINUOUS SERVICE" means that the Optionholder's service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Optionholder's Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Optionholder renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Optionholder renders such service, provided that there is no interruption or termination of the Optionholder's Continuous Service. For example, a change in status from a Non-Employee Director of the Company to a Consultant of an Affiliate or an Employee of the Company will not constitute an interruption of Continuous Service. The Board or the chief executive officer of the Company, in that party's sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave.

         (J) "CONTINUOUS SERVICE" means that the Optionholder's service with the Company as a Director is not interrupted or terminated. The Optionholder's Continuous Service shall be deemed to have terminated only if the Optionholder no longer is a Director. However, merely becoming an Employee or a Consultant will not constitute an interruption of Continuous Service if the Optionholder still is a Director. The Board, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by the Board, including sick leave, military leave or any other personal leave.

         (K) "DIRECTOR" means a member of the Board of Directors of the Company.

         (L) "DISABILITY" means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

         (M) "EMPLOYEE" means any person employed by the Company or an Affiliate. Mere service as a Director or payment of a director's fee by the Company or an Affiliate shall not be sufficient to constitute "employment" by the Company or an Affiliate.

         (N) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         (O) "FAIR MARKET VALUE" means, as of any date, the value of the Common Stock determined as follows:

                  (I) If the Common Stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable.

                  (II) In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

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         (P)      "INITIAL GRANT" means an Option granted to a
Non-Employee Director who meets the specified criteria pursuant to subsection 6(a) of the Plan.

         (Q) "NON-EMPLOYEE DIRECTOR" means a Director who is not employed by the Company or an Affiliate.

         (R) "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

         (S) "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

         (T) "OPTION" means a Nonstatutory Stock Option granted pursuant to the Plan.

         (U) "OPTION AGREEMENT" means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

         (V) "OPTIONHOLDER" means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

         (W) "PLAN" means this Paradyne Acquisition Corp. 1999 Non-Employee Directors' Stock Option Plan.

         (X) "RULE 16B-3" means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

         (Y)      "SECURITIES ACT" means the Securities Act of 1933, as amended.

3.       ADMINISTRATION.

         (A) ADMINISTRATION BY BOARD. The Board shall administer the Plan. The Board may not delegate administration of the Plan to a committee.

         (B) POWERS OF BOARD. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

                  (I) To determine the provisions of each Option to the extent not specified in the Plan.

                  (II) To construe and interpret the Plan and Options granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Option Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

                  (III)    To amend the Plan or an Option as provided in Section
12.

                                       3.
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                  (IV) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

4.       SHARES SUBJECT TO THE PLAN.

         (A) SHARE RESERVE. Subject to the provisions of Section 11 relating to adjustments upon changes in stock, the stock that may be issued pursuant to Options shall not exceed in the aggregate two hundred and fifty thousand (250,000) shares of Common Stock.

         (B) REVERSION OF SHARES TO THE SHARE RESERVE. If any Option shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the stock not acquired under such Option shall revert to and again become available for issuance under the Plan.

         (C) SOURCE OF SHARES. The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.       ELIGIBILITY.

         Nondiscretionary Options as set forth in section 6 shall be granted under the Plan to all Non-Employee Directors.

6.       NON-DISCRETIONARY GRANTS.

         (A) INITIAL GRANTS. Without any further action of the Board, each Non-Employee Director shall be granted the following Options:

                  (I) On the effective date of the Plan, each person who is then a Non-Employee Director automatically shall be granted an Initial Grant to purchase ten thousand (10,000) shares of Common Stock on the terms and conditions set forth herein.

                  (II) Each person who is elected or appointed for the first time to be a Non-Employee Director after the effective date of the Plan automatically shall, upon the date of his or her initial election or appointment to be a Non-Employee Director by the Board or stockholders of the Company, be granted an Initial Grant to purchase ten thousand (10,000) shares of Common Stock on the terms and conditions set forth herein.

         (B) ANNUAL GRANTS. On the day following each Annual Meeting commencing with the Annual Meeting in 2000, each person who is then a Non-Employee Director and who has attended at least seventy-five percent (75%) of the regularly scheduled meetings of the Board and the committees of the Board of which he or she is a member automatically shall be granted an Annual Grant to purchase five thousand (5,000) shares of Common Stock on the terms and conditions set forth herein; provided, however, that if the person has not been serving as a Non-Employee Director for the entire period since the preceding Annual Meeting, then (i) the seventy-five percent (75%) attendance requirement shall be calculated based only on the number of scheduled meetings that occur during the period in which the person served as a Non-Employee Director, and
(ii) the number of shares subject to the Annual Grant shall be reduced


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pro rata for each full quarter prior to the date of grant during which such person did not serve as a Non-Employee Director.

7.       OPTION PROVISIONS.

         Each Option shall be in such form and shall contain such terms and conditions as required by the Plan. Each Option shall contain such additional terms and conditions, not inconsistent with the Plan, as the Board shall deem appropriate. Each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

         (A) TERM. The Board shall determine, in its sole discretion, the term of each Option; provided that no Option shall be exercisable after the expiration of ten (10) years from the date it is granted.

         (B) EXERCISE PRICE. The exercise price of each Option shall be one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

         (C) CONSIDERATION. The purchase price of stock acquired pursuant to an Option may be paid, to the extent permitted by applicable statutes and regulations, in any combination of (i) cash or check, (ii) delivery to the Company of other Common Stock, (ii) deferred payment or (iv) any other form of legal consideration that may be acceptable to the Board and provided in the Option Agreement; provided, however, that at any time that the Company is incorporated in Delaware, payment of the Common Stock's "par value," as defined in the Delaware General Corporation Law, shall not be made by deferred payment.

         In the case of any deferred payment arrangement, interest shall be compounded at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

         (D) TRANSFERABILITY. An Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

         (E) VESTING GENERALLY. Options shall vest and become exercisable as follows:

                  (I) Initial Grants may, at the discretion of the Board, be (i) fully vested and exercisable on the date of grant, or (ii) vested and exercisable as to fifty percent (50%) of the shares subject to the option on the date of grant and as to the remaining fifty percent (50%) of the shares subject to the option on the first anniversary of the date of grant.

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                  (II)     Annual Grants shall be fully vested and exercisable
on the date of grant.

         (F) TERMINATION OF CONTINUOUS SERVICE. In the event an Optionholder's Continuous Service terminates (other than upon the Optionholder's death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise it as of the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Optionholder's Continuous Service, or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate.

         (G) EXTENSION OF TERMINATION DATE. If the exercise of the Option following the termination of the Optionholder's Continuous Service (other than upon the Optionholder's death or Disability) would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in subsection 7(a) or (ii) the expiration of a period of three (3) months after the termination of the Optionholder's Continuous Service during which the exercise of the Option would not be in violation of such registration requirements.

         (H) DISABILITY OF OPTIONHOLDER. In the event an Optionholder's Continuous Service terminates as a result of the Optionholder's Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise it as of the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein, the Option shall terminate.

         (I) DEATH OF OPTIONHOLDER. In the event (i) an Optionholder's Continuous Service terminates as a result of the Optionholder's death or (ii) the Optionholder dies within the three-month period after the termination of the Optionholder's Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise the Option as of the date of death) by the Optionholder's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder's death, but only within the period ending on the earlier of (1) the date eighteen (18) months following the date of death or (2) the expiration of the term of such Option as set forth in the Option Agreement. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate.

8.       COVENANTS OF THE COMPANY.

         (A) AVAILABILITY OF SHARES. During the terms of the Options, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Options.

         (B) SECURITIES LAW COMPLIANCE. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Options and to issue and sell shares of Common Stock upon exercise of the Options; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Option or any stock issued or issuable pursuant to any


                                       6.
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such Option. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Options unless and until such authority is obtained.

9.       USE OF PROCEEDS FROM STOCK.

         Proceeds from the sale of stock pursuant to Options shall constitute general funds of the Company.

10.      MISCELLANEOUS.

         (A) STOCKHOLDER RIGHTS. No Optionholder shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Option unless and until such Optionholder has satisfied all requirements for exercise of the Option pursuant to its terms.

         (B) NO SERVICE RIGHTS. Nothing in the Plan or any instrument executed or Option granted pursuant thereto shall confer upon any Optionholder any right to continue to serve the Company as a Non-Employee Director or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant's agreement with the Company or an Affiliate or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

         (C) INVESTMENT ASSURANCES. The Company may require an Optionholder, as a condition of exercising or acquiring stock under any Option,
(i) to give written assurances satisfactory to the Company as to the Optionholder's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Option; and (ii) to give written assurances satisfactory to the Company stating that the Optionholder is acquiring the stock subject to the Option for the Optionholder's own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (iii) the issuance of the shares upon the exercise or acquisition of stock under the Option has been registered under a then currently effective registration statement under the Securities Act or (iv) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

         (D) WITHHOLDING OBLIGATIONS. The Optionholder may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of stock under an Option by any of the following means (in addition to the Company's right to withhold from any


                                       7.
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compensation paid to the Optionholder by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares from the shares of the Common Stock otherwise issuable to the Optionholder as a result of the exercise or acquisition of stock under the Option; or (iii) delivering to the Company owned and unencumbered shares of the Common Stock.

11.      ADJUSTMENTS UPON CHANGES IN STOCK.

         (A) CAPITALIZATION ADJUSTMENTS. If any change is made in the stock subject to the Plan, or subject to any Option, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of securities subject both to the Plan pursuant to subsection 4(a) and to the nondiscretionary Options specified in Section 5, and the outstanding Options will be appropriately adjusted in the class(es) and number of securities and price per share of stock subject to such outstanding Options. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction "without receipt of consideration" by the Company.)

         (B) CHANGE IN CONTROL--DISSOLUTION OR LIQUIDATION. In the event of a dissolution or liquidation of the Company, then all outstanding Options shall terminate immediately prior to such event.

         (C) CHANGE IN CONTROL--ASSET SALE, MERGER, CONSOLIDATION OR REVERSE MERGER. In the event of (i) a sale of all or substantially all of the assets of the Company, (ii) a merger or consolidation in which the Company is not the surviving corporation or (iii) a reverse merger in which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then any surviving corporation or acquiring corporation shall assume any Options outstanding under the Plan or shall substitute similar Options (including an option to acquire the same consideration paid to the stockholders in the transaction described in this subsection 11(c) for those outstanding under the Plan. In the event any surviving corporation or acquiring corporation refuses to assume such Options or to substitute similar Options for those outstanding under the Plan, then with respect to Options held by Optionholders whose Continuous Service has not terminated, the vesting of such Options shall be accelerated in full, and the Options shall terminate if not exercised at or prior to such event. With respect to any other Options outstanding under the Plan, such Options shall terminate if not exercised prior to such event.

12.      AMENDMENT OF THE PLAN AND OPTIONS.

         (A) AMENDMENT OF PLAN. The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 11 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy the requirements of Rule 16b-3 or any Nasdaq or securities exchange listing requirements.

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

         (B) STOCKHOLDER APPROVAL. The Board may, in its sole discretion, submit any other amendment to the Plan for stockholder approval.

         (C) NO IMPAIRMENT OF RIGHTS. Rights under any Option granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the Optionholder and (ii) the Optionholder consents in writing.

         (D) AMENDMENT OF OPTIONS. The Board at any time, and from time to time, may amend the terms of any one or more Options; provided, however, that the rights under any Option shall not be impaired by any such amendment unless
(i) the Company requests the consent of the Optionholder and (ii) the Optionholder consents in writing.

13.      TERMINATION OR SUSPENSION OF THE PLAN.

         (A) PLAN TERM. The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Options may be granted under the Plan while the Plan is suspended or after it is terminated.

         (B) NO IMPAIRMENT OF RIGHTS. Suspension or termination of the Plan shall not impair rights and obligations under any Option granted while the Plan is in effect except with the written consent of the Optionholder.

14.      EFFECTIVE DATE OF PLAN.

         The Plan shall become effective as determined by the Board but no Option shall be exercised unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

15.      CHOICE OF LAW.

         All questions concerning the construction, validity and interpretation of this Plan shall be governed by the law of the State of Florida, without regard to such state's conflict of laws rules.



                                       9.

                           PARADYNE ACQUISITION CORP.

                   1999 EMPLOYEE STOCK PURCHASE PLAN OFFERING

                            ADOPTED __________, 1999



1.       GRANT; OFFERING DATE.

         (A) The Board of Directors of Paradyne Acquisition Corp. (the "Company"), pursuant to the Company's 1999 Employee Stock Purchase Plan (the "Plan"), hereby authorizes the grant of rights to purchase shares of the common stock of the Company ("Common Stock") to all Eligible Employees (an "Offering"). The first Offering shall begin simultaneously with the effectiveness of the Company's registration statement under the Securities Act of 1933 with respect to the initial public offering of the Company's Common Stock and end on April 30, 2001 (the "Initial Offering"). Thereafter, Offerings shall begin on each November 1 and May 1 and each such Offering shall end on the day prior to the second anniversary of its Offering Date. The first day of an Offering is that Offering's "Offering Date." If an Offering Date does not fall on a day during which the Common Stock is actively traded, then the Offering Date shall be the next succeeding day during which the Common Stock is actively traded.

         (B) Prior to the commencement of any Offering, the Board of Directors (or the Committee described in subparagraph 2(c) of the Plan, if any) may change any or all terms of such Offering and any subsequent Offerings. The granting of rights pursuant to each Offering hereunder shall occur on each respective Offering Date unless, prior to such date (a) the Board of Directors (or such Committee) determines that such Offering shall not occur, or (b) no shares remain available for issuance under the Plan in connection with the Offering.

         (C) Notwithstanding anything to the contrary, in the event that the fair market value of a share of Common Stock on any Purchase Date during an Offering is less than the fair market value of a share of Common Stock on the Offering Date of such Offering, then following the purchase of Common Stock on such Purchase Date: (i) the Offering shall terminate and (ii) all participants in the just-terminated Offering shall automatically be enrolled in the new Offering that shall commence on the day following the Purchase Date on the same terms on which such participants were enrolled in the terminated Offering.

2.       ELIGIBLE EMPLOYEES.

         All employees of the Company and each of its Affiliates (as defined in the Plan) incorporated in the United States shall be granted rights to purchase Common Stock under each Offering on the Offering Date of such Offering, provided that each such employee otherwise meets the employment requirements of subparagraph 5(a) of the Plan (an "Eligible Employee") and that each Eligible Employee may participate in only one Offering at any given time. Notwithstanding the foregoing, the following employees shall NOT be Eligible Employees or be granted rights under an Offering: (i) part-time or seasonal employees whose customary employment is less than twenty (20) hours per week or less than five
(5) months per calendar


                                      1.

year, and (ii) 5% stockholders (including ownership through unexercised options) described in subparagraph 5(c) of the Plan shall not be eligible to participate.

3.       RIGHTS.

         (A) Subject to the limitations contained herein and in the Plan, on each Offering Date each Eligible Employee shall be granted the right to purchase the number of shares of Common Stock purchasable with up to fifteen percent (15%) of such Participant's Earnings (as defined in the Plan) paid during the period of such Offering.

         (B) The maximum number of shares that may be purchased by an eligible employee on a Purchase Date shall not exceed five thousand (5,000) shares. The maximum aggregate number of shares available to be purchased by all Eligible Employees under an Offering shall be the number of shares remaining available under the Plan on the Offering Date. If the aggregate purchase of shares of Common Stock upon exercise of rights granted under the Offering would exceed the maximum aggregate number of shares available, the Board shall make a pro rata allocation of the shares available in a uniform and equitable manner.

         (C) Notwithstanding the foregoing, no employee shall be granted an option under the Plan which permits such employee's right to purchase stock under this Plan and all other employee stock purchase plans (described in Section 423 of the Code) of the Company to accrue at a rate which exceeds twenty five thousand dollars ($25,000) of fair market value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

4.       PURCHASE PRICE.

         The purchase price of the Common Stock under the Offering shall be the lesser of eighty-five percent (85%) of the fair market value of the Common Stock on the Offering Date (or eighty-five percent (85%) of the fair market value of the Common Stock on the first day on which the Company's Common Stock is actively traded that immediately follows the Offering Date if an Offering Date does not fall on a day during which the Company's Common Stock is actively traded) or eighty-five percent (85%) of the fair market value of the Common Stock on the Purchase Date (or eighty-five percent (85%) of the fair market value of the Common Stock on the first day on which the Company's Common Stock is actively traded that immediately precedes the Purchase Date if a Purchase Date does not fall on a day during which the Company's Common Stock is actively traded).

5.       PARTICIPATION.

         (A) Except as otherwise provided herein or in the Plan, an Eligible Employee may elect to participate in an Offering only as of the beginning of the Offering. An Eligible Employee shall become a participant in the Plan by delivering an agreement authorizing payroll deductions. Such deductions shall be made each pay period and must be in whole percentages not to exceed fifteen percent (15%) of Earnings. The agreement shall be made on such enrollment form as the Company or a designated Affiliate provides and must be delivered to the Company or designated Affiliate before the Offering Date to be effective for such Offering, unless a later time for filing the enrollment form is set by the Company for all Eligible

                                      2.

Employees with respect to a given Offering Date. As to the Initial Offering, the time for filing an enrollment form and commencing participation for individuals who are Eligible Employees on the Offering Date for the Initial Offering shall be determined by the Company and communicated to such Eligible Employees. A participant may not make additional contributions under the Plan.

         (B) A participant may increase or reduce (including to zero) his or her participation level as of any May 1 or November 1 during an Offering. Any such change in participation shall be made by delivering a notice to the Company or a designated Affiliate in such form and at such time as the Company provides. In addition, a participant may withdraw from an Offering and receive his or her accumulated payroll deductions from the Offering (reduced to the extent, if any, such deductions have been used to acquire Common Stock for the Participant on any prior Purchase Dates), without interest, at any time prior to the end of the Offering, excluding the fifteen (15) day period immediately preceding the Purchase Date, by delivering a withdrawal notice to the Company or designated Affiliate in such form as the Company of designated Affiliate provides. A participant who has withdrawn from an Offering shall not again participate in such Offering but may participate in subsequent Offerings under the Plan by submitting a new participation agreement in accordance with the terms thereof.

6.       PURCHASES.

         Subject to the limitations contained herein, on each Purchase Date, each participant's accumulated payroll deductions (without any increase for interest) shall be applied to the purchase of whole shares of Common Stock, up to the maximum number of shares permitted under the Plan and the Offering. "Purchase Date" shall be defined as October 31, 1999, and each April 30 and October 31 thereafter. If a Purchase Date does not fall on a day during which the Common Stock is actively traded then the Purchase Date shall be the nearest prior day on which the Common Stock is actively traded.

7.       NOTICES.

         Any notices or agreements provided for in the Offering or the Plan shall be given in writing, in a form provided by the Company, and unless specifically provided for in the Plan or this Offering shall be deemed effectively given upon receipt or, in the case of notices and agreements delivered by the Company, five (5) days after deposit in the United States mail, postage prepaid.

8.       EXERCISE CONTINGENT ON STOCKHOLDER APPROVAL.

         The rights granted under an Offering are subject to the approval of the Plan by the stockholders of the Company as required for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended.

9.       OFFERING SUBJECT TO PLAN.

         Each Offering is subject to all the provisions of the Plan, and its provisions are hereby made a part of the Offering, and is further subject to all interpretations, amendments, rules and


                                       3.

regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of an Offering and those of the Plan (including interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan), the provisions of the Plan shall control.



                                       4.